UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2021

ESSA Pharma Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-37410 (Commission File Number)	47-2569713 (IRS Employer Identification No.)

Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada (Address of principal executive offices)		V5Z 1K5 (Zip Code)

Registrant’s telephone number, including area code: (778) 331-0962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	EPIX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following information is filed pursuant to Item 5.07, “Submission of Matter to a Vote of Security Holders.”

On February 25, 2021, ESSA Pharma Inc. (the “Company”), held its 2021 annual and special meeting of shareholders (the “Meeting”). A total of 74 of the holders of the Company’s common shares were present or represented by proxy at the meeting, representing approximately 78.5% of the Company’s 33,717,099 common shares that were outstanding and entitled to vote at the Meeting as of the record date of January 13, 2021. Set forth below are the matters acted upon by the Company’s shareholders at the Meeting, and the final voting results on each matter. Each of the proposals are described in further detail in the Company’s definitive proxy statement dated January 26, 2021, filed with the Securities and Exchange Commission on January 26, 2021.

Proposal 1: Election of Directors

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld	Broker Non-Votes
David R. Parkinson	18,880,503	99.97%	6,540	0.03%	7,584,063
Richard M. Glickman	18,817,052	99.63%	69,991	0.37%	7,584,063
Gary Sollis	18,815,800	99.62%	71,243	0.38%	7,584,063
Franklin M. Berger	15,928,283	84.33%	2,958,760	15.67%	7,584,063
Scott Requadt	18,863,013	99.87%	24,030	0.13%	7,584,063
Marella Thorell	18,880,723	99.97%	6,320	0.03%	7,584,063
Alex Martin	18,880,403	99.96%	6,640	0.04%	7,584,063
Sandy Zweifach	18,884,749	99.99%	2,294	0.01%	7,584,063
Ari Brettman	18,867,561	99.90%	19,482	0.10%	7,584,063

Proposal 2: Appointment and Renumeration of Auditors

For	23,908,830
Against	0
Abstain	2,562,276
Broker Non-Votes	0

Proposal 3: Approval of Omnibus Plan

For	16,688,450
Against	2,198,593
Abstain	0
Broker Non-Votes	7,584,063

Proposal 4: Approval of Amendment to Stock Option Plan and Certain Grants Thereunder

For	16,690,007
Against	2,197,036
Abstain	0
Broker Non-Votes	7,584,063

Proposal 5: Approval of Amendment to Articles

For	18,883,998
Against	3,045
Abstain	0
Broker Non-Votes	7,584,063

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSA PHARMA INC.
(Registrant)

Date: March 2, 2021

By:	/s/ David Wood
Name: David Wood
Title: Chief Financial Officer